Acquisition (Tables)	6 Months Ended
Jun. 30, 2025
Acquisition [Abstract]
Schedule of Fair Value of the Identifiable Assets Acquired and Liabilities	The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date, which represents the net purchase price allocation at the date of the acquisition based on a valuation performed by an independent valuation firm engaged by the Company.
RMB
Cash acquired	28
Prepaid expenses and other current assets	662
Goodwill	578
Total assets	1,268

Current liabilities	1,268
Non-current liabilities	-
Total liabilities	1,268
30% Equity Value with non-controlling interests	-
Total consideration	-